UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): January 5, 2009

                                    CDEX INC.
             (Exact name of registrant as specified in its charter)

         Nevada                         000-49845            52-2336836
         ------                         ---------            ----------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

         4555 South Palo Verde, Suite 123
                  Tucson, Arizona                             85714
                  ---------------                             -----
       (Address of principal executive offices)               (Zip Code)

                                 (520) 745-5172
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
 On January 5, 2009, CDEX, Inc. announced the introduction to the North American Markets of ValiMed(TM) Model CCT at the annual conference of the American Society of Health-System Pharmacists (ASHP) held recently in Orlando, Florida. CDEX also announced the promotion of Greg Firmbach to Vice President of the Medication Safety Division for North America. Mr. Firmbach joins CDEX with more than 25 years of experience in the healthcare arena.

A copy of a press release issued on January 5, 2009 announcing the introduction of the CCT to the North American markets and the promotion of Mr. Firmbach is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit
-------
Number            Title of Document
------            -----------------
99.1              Press Release, dated January 5, 2009

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CDEX INC.

Date: January 8, 2009               By:      /s/ Malcolm H. Philips, Jr.
                                             ---------------------------
                                             Malcolm H. Philips, Jr., President